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         EXHIBIT 10.42


         Amendment to Employment Agreement dated August 1, 1993 between Stephen Adams and the Company.



                   [TYPED ON AFFINITY GROUP, INC. LETTERHEAD]


                                September 1, 1999





         Stephen Adams
         Affinity Group, Inc.
         2575 Vista Del Mar Drive
         Ventura, CA 93001

         RE: EMPLOYMENT AGREEMENT DATED AS OF AUGUST 1, 1993 BETWEEN AFFINITY GROUP, INC. (THE "COMPANY") AND STEPHEN ADAMS, AS AMENDED (THE "EMPLOYMENT AGREEMENT")


         Dear Steve:

                  The term of the Employment Agreement continues until September 1, 1999. The Company desires to continue your employment in accordance with the terms of the Employment Agreement and you have acknowledged that you are willing to continue such employment. Therefore, the terms of the Employment Agreement shall be extended for an additional one (1) year period beginning on the date hereof and continuing until September 1, 2000.

                  If the foregoing properly sets forth our understanding, I would appreciate your so acknowledging by executing the counterpart of this letter in the space provided below.


                                                   AFFINITY GROUP, INC.

                                                   By:      /s/
                                                       ----------------------
                                                  Its: President


         Accepted and agreed to as of the 1st day of September, 1999.


              /s/
         ---------------------
         Stephen Adams


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